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                              Santa Barbara Group
                                of Mutual Funds

                             The Bender Growth Fund
                                 Annual Report
                                 March 31, 1999

LETTER TO SHAREHOLDERS

FROM THE CO-CHAIRMEN OF THE SANTA BARBARA GROUP OF MUTUAL FUNDS

Dear fellow shareholders,

The past twelve months have proved to be very profitable for all of us as shareholders of The Bender Growth Fund. For the twelve months ended March 31, 1999, The Bender Growth Fund appreciated 19.54% (Class C shares) and 21.18% (Class Y shares) versus 18.47% for the S&P 500. In addition, for calendar year 1998, The Bender Growth Fund appreciated 33.09% (Class C) and 34.74% (Class Y) versus 28.57% for the S&P 500. The Bender Growth Fund outperformed the S&P 500 in calendar year 1998, when 88% of all domestic equity funds failed to do so.

Equally important are the after-tax returns of The Bender Growth Fund. Many of us own The Bender Growth Fund in taxable accounts. In this volatile investment market, many mutual fund managers buy and sell securities at a more frenetic pace. Increased portfolio turnover causes many funds to declare large capital gains distributions. The Bender Growth Fund has made no capital gains distributions in 1997 and 1998 making it one of the most tax efficient mutual funds in the country. There is no better feeling for a long-term investor than to have to pay little or no capital gains tax on his or her investment holdings. Outstanding performance and no capital gains distributions in 1997 and 1998 have made this time period particularly profitable for all of us.

In a continuing effort to enhance performance, the majority of shareholders voted in October of 1998 to lower the expenses of The Bender Growth Fund. We want to convey our thanks to each shareholder for the large return of proxies. Your votes were extremely important to us and we want to thank you for your support.

As we move forward, our goal is to continue to develop a quality mutual fund company. Another development in 1998 provides for the availability of the Bender Growth Fund's daily Net Asset Value (NAV). The NAV may be found at ROBERTBENDER.COM. The website also offers additional information including market commentary from Bob and Reed Bender.

As always, we are very thankful for your business. Without your support, patience and referrals, The Bender Growth Fund would be a much smaller and less successful mutual fund today. With the combination of your support and the investment expertise of Robert Bender & Associates, we anticipate a very profitable future!

Thanks again for all your support!

Sincerely,

/s/ Steven W. Arnold                        /s/ John P. Odell

Steven W. Arnold                            John P. Odell
Co-Chairman                                 Co-Chairman

LETTER FROM THE INVESTMENT ADVISOR

Dear fellow shareholders,

Computing has become an indispensable part of business worldwide. As information technology has delivered on its promise of greater efficiency and productivity, companies have enthusiastically increased technology budgets. Companies are now generating, capturing and storing data at an incredible rate. With the current push towards Internet based technologies such as e-commerce, data generation is exploding. The ability to store, backup, and manage data is becoming mission critical to business.

Many existing storage management architectures are ill suited to handle the massive volume of data expected to be generated over the next several years. Companies are finding that their existing networks are overtaxed with this flood of data and are seeking solutions to this ever-growing problem. We believe a significant new storage architecture called a Storage Area Network, or SAN will emerge as an industry standard, and that both Legato Systems and Network Appliance are well positioned to benefit from this transformation.

Storage Area Networks deliver a key element to storage management-continuous automated backup for less money and in less time. Storage Area Networks are dedicated networks used solely for storage management. They are separate from yet still connected to a companies operational network. Very simply, SAN's allow storage software to be removed from servers and be imbedded directly into routers, switches and fibre optics. By removing the storage software layer, server resources are expanded and the storage management process is accelerated.

Many of the limitations of today's storage technologies are directly related to hard cable connections which can limit both transmission speeds and distances between servers and storage devices. Yet a new technology called fibre-channel allows for high speed network connections and the ability to locate storage devices anywhere in the network. Fibre-channel is the technology that has helped fuel the emergence of SAN's.

Both Legato Systems and Network Appliance recognized the SAN market early and optimized their products to operate on Fibre-channel. Legato's storage software has rapidly gained market share due to its flexibility and ability to simplify network administration. Yahoo! Recently selected Legato software to manage data on arguably the world's busiest servers. The market for storage software is expected to grow from 1.5 billion in 1998 to 4 billion by 2002. We believe Legato's storage software could emerge as an industry standard.

Network Appliance approaches the SAN market from the hardware side. Their products do one thing - move data at high speeds between disk drives and networks by storing data in a cache system. This allows vast amounts of data to be stored off the main network, yet be accessible at extremely high speed. Network Appliance's products have been successful because they solve two problems - the need for speed and the ability to scale up in size. As the SAN market gathers momentum both Legato Systems and Network Appliance should maintain leadership positions.

For more information on Robert Bender & Associates, please visit our website at ROBERTBENDER.COM.

Thank you for your continued support!

Yours truly,

/s/ Robert L. Bender                        /s/ Reed G. Bender

Robert L. Bender                            Reed G. Bender

[GRAPHIC OMITTED]

        GROWTH OF $10,000 FROM DECEMBER 10, 1996 THROUGH MARCH 31, 1999

                                         March 31, 1999
                                         --------------
Bender Growth Fund Class C                   $16,380
Bender Growth Fund Class Y                   $16,750
Standard & Poor's 500 Index                  $17,783


Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor's share, when redeemed, may be worth more or less than the original cost.

[GRAPHIC OMITTED]

            INVESTMENT PERFORMANCE FOR PERIODS ENDED MARCH 31, 1999

                                        Since Inception          Last 12 Months
                                        ---------------          --------------
Bender Growth Fund Class C                   63.80%                   19.54%
Bender Growth Fund Class Y                   67.50%                   21.18%
Standard & Poor's 500 Index                  77.83%                   18.47%

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor's share, when redeemed, may be worth more or less than the original cost.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
Bender Growth Fund                                                March 31, 1999
--------------------------------------------------------------------------------

COMMON STOCKS - 96.4%                                    Shares     Market Value
                                                      -----------   ------------

COMMUNICATIONS - 1.7%
     Advanced Fibre Communication *                        10,770    $   103,325
     P-Com, Inc. *                                         11,890         90,661
                                                                     -----------
                                                                         193,986
                                                                     -----------
COMPUTER & SERVICES - 44.6%
     American Online, Inc.                                  4,400        642,400
     CBT Group PLC ADR *                                   21,286        243,459
     Checkpoint Software *                                 10,540        453,220
     Cisco Systems, Inc.                                    5,977        654,855
     Gartner Group, Inc. Class A *                          8,750        197,422
     Genesys Telecommunications Laboratories, Inc. *       19,090        287,543
     Legato Systems, Inc.                                   8,260        426,422
     Microsoft Corp.                                        4,600        412,275
     Network Appliance, Inc.                               16,380        829,237
     Networks Associates, Inc.                              4,020        123,364
     Oracle Corp.                                          13,905        366,744
     Smallworldwide PLC ADR *                              18,200        109,200
     Synopsys, Inc. *                                       7,550        405,812
                                                                     -----------
                                                                       5,151,953
                                                                     -----------
ELECTRONIC EQUIPMENT - 9.5%
     Ciena Corp. *                                          5,100        114,750
     Sawtek, Inc. *                                        15,905        536,794
     Uniphase Corp. *                                       3,860        444,383
                                                                     -----------
                                                                       1,095,927
                                                                     -----------
MEDICAL - 2.4%
     Medtronic, Inc.                                        3,859        276,883
                                                                     -----------
OIL FIELD MACHINE & EQUIPMENT - 2.2%
     Dril-Quip, Inc. *                                     11,310        249,527
                                                                     -----------
PHARMACEUTICAL - 3.4%
     Watson Pharmaceuticals, Inc. *                         8,790        387,859
                                                                     -----------
RETAIL - 19.9%
     Bed Bath & Beyond, Inc.                               11,870        433,255
     CDW Computer Centers, Inc.                             4,970        342,930
     Fastenal Co.                                           7,440        260,865
     Home Depot, Inc.                                       7,720        480,570
     Kohl's Corp.                                           6,040        428,085
     Starbucks Corp.                                       12,660        355,271
                                                                     -----------
                                                                       2,300,976
                                                                     -----------
SERVICES - 12.7%
     Abacus Direct Corp. *                                  7,400        606,800
     Forrester Research, Inc. *                             8,100        246,038
     Quintiles Transnational Corp. *                        9,070        342,393
     Paychex, Inc.                                          6,045        286,760
                                                                     -----------
                                                                       1,481,991
                                                                     -----------
TOTAL COMMON STOCKS
     (Cost $7,198,887)                                                11,139,102
                                                                     -----------
CASH EQUIVALENT - 3.4%
     United Missouri Bank AFM (Cost $388,002)             388,002        388,002
                                                                     -----------
TOTAL INVESTMENTS - 99.8%
     (Cost $7,586,889)                                                11,527,104
                                                                     -----------
OTHER ASSETS LESS LIABILITIES - 0.2%                                      29,306
                                                                     -----------
NET ASSETS - 100%                                                    $11,556,410
                                                                     ===========

* Non-income producing security

ADR - American Depository Receipt, AFM - Automated Funds Management, PLC - Public Limited Company

The accompanying notes are an integral part of the financial statements. See accompanying notes to financial Statements

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments in Securities at Market Value
     (identified cost $7,586,889) (Note 1) ......................    $11,527,104
   Cash .........................................................            815
   Receivables:
     Dividends and Interest .....................................          1,292
     Capital Stock Sold .........................................         24,412
   Due from Advisor .............................................         34,807
   Prepaid expenses and other assets ............................         45,161
                                                                     -----------
             TOTAL ASSETS .......................................     11,633,591
                                                                     -----------

LIABILITIES
   Capital Stock Redeemed .......................................         35,738
   Accrued Distribution Fees ....................................         39,117
   Other Liabilities ............................................          2,326
                                                                     -----------
             TOTAL LIABILITIES ..................................         77,181
                                                                     -----------

NET ASSETS ......................................................    $11,556,410
                                                                     ===========

CLASS A SHARES (NOTE 1):
   Net Assets (Unlimited shares of $0.001 par beneficial
      interest authorized; 2,111 shares outstanding) ............    $    32,595
                                                                     ===========

   Net Asset Value and Redemption Price Per Class A Share
      ($32,595 / 2,111 shares) ..................................    $     15.44
                                                                     ===========

  Offering Price Per Share ($15.44 / 0.9425) ....................    $     16.38
                                                                     ===========

CLASS Y SHARES (NOTE 1):
   Net Assets (Unlimited shares of $0.001 par beneficial
      interest authorized;166,937 shares outstanding) ...........    $ 2,780,576
                                                                     ===========

   Net Asset Value and Redemption Price Per Class A Share
      ($2,780,576 / 166,937 shares) .............................    $     16.64
                                                                     ===========

CLASS C SHARES (NOTE 1):
   Net Assets (Unlimited shares of $0.001 par beneficial
      interest authorized; 537,086 shares outstanding) ..........    $ 8,743,239
                                                                     ===========

  Net Asset Value and Offering Price Per Class C Share
      ($8,743,239 / 537,086 shares) .............................    $     16.27
                                                                     ===========

  Redemption Price Per Share ($16.27 * 0.99) ....................    $     16.11
                                                                     ===========

SOURCE OF NET ASSETS At March 31, 1999, net assets consisted of:
     Paid-in Capital ............................................      7,029,165
     Accumulated Net Realized Gain on Investments ...............        587,030
     Net Unrealized Appreciation on Investments .................      3,940,215
                                                                     -----------

             NET ASSETS .........................................    $11,556,410
                                                                     ===========

The accompanying notes are an integral part of the financial statements.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

                                                                                                Bender Growth Fund

------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended       Year Ended
INVESTMENT ACTIVITIES:                                                             March 31, 1999   March 31, 1998
                                                                                   --------------   --------------
          Net Investment Loss                                                       $   (369,302)    $   (186,963)
          Net Realized Gain (Loss) on Investments                                        765,803         (144,608)
          Net Change in Unrealized Appreciation (Depreciation) of Investments          1,478,382        3,111,816
                                                                                    ------------     ------------
          Net Increase (Decrease) in Net Assets Resulting From Operations              1,874,883        2,780,245
                                                                                    ------------     ------------


CAPITAL SHARE TRANSACTIONS:

      Class A:
          Proceeds from Shares Issued (2,111 and 0 shares, respectively)                  33,034               --
          Cost of Shares Redeemed                                                             --               --
                                                                                    ------------     ------------
            Total Class A Transactions                                                    33,034               --
                                                                                    ------------     ------------

      Class Y:
          Proceeds from Shares Issued (33,713 and 84,043 shares, respectively)           515,973          915,570
          Cost of Shares Redeemed (34,879 and 29,360 shares, respectively)              (512,309)        (301,972)
                                                                                    ------------     ------------
            Total Class Y Transactions                                                     3,664          613,598
                                                                                    ------------     ------------
      Class C:
          Proceeds from Shares Issued (136,533 and 245,728 shares, respectively)       1,891,693        2,774,788
          Cost of Shares Redeemed (93,347 and 71,888 shares, respectively)            (1,287,019)        (705,432)
                                                                                    ------------     ------------
            Total Class C Transactions                                                   604,674        2,069,356
                                                                                    ------------     ------------
Net Increase in Net Assets From Capital Share Transactions                               641,372        2,682,954
                                                                                    ------------     ------------

TOTAL INCREASE IN NET ASSETS                                                           2,516,255        5,463,199
                                                                                    ------------     ------------

NET ASSETS:
   Beginning of Year (662,529 and 434,006 shares, respectively)                        9,040,155        3,576,956
                                                                                    ------------     ------------

NET ASSETS:
   End of Year (706,598 and 662,529 shares, respectively)                           $ 11,556,410     $  9,040,155
                                                                                    ============     ============

The accompanying notes are an integral part of the financial statements.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended March 31, 1999
--------------------------------------------------------------------------------
                                                              Bender Growth Fund
INVESTMENT INCOME:
      Interest Income                                               $    14,465
      Dividend Income                                                     3,038
                                                                    -----------
            Total Investment Income                                      17,503
                                                                    -----------

EXPENSES:
      Investment Advisory Fees                                           81,359
      Administration Fees                                                30,082
      Accounting and pricing                                              8,242
      Custodian Fees                                                      5,025
      Transfer Agent Fees                                                47,718
      Professional Fees                                                  15,649
      Trustee Fees                                                        4,429
      Registration Fees                                                   5,198
      Service Fees - Class A                                                 54
      Service Fees - Class Y                                             23,939
      Service Fees - Class C                                             73,783
      Distribution Fees - Class A                                            12
      Distribution Fees - Class Y                                         5,907
      Distribution Fees - Class C                                        71,898
      Printing Expense                                                    9,387
      Amortization of Deferred Organizational Costs                       4,013
      Miscellaneous Expenses                                                110
                                                                    -----------
      Total Expenses                                                    386,805
                                                                    -----------
Net Investment Loss                                                    (369,302)
                                                                    -----------

Net Realized Gain on Investments                                        765,803
Change in Net Unrealized Appreciation of Investments                  1,478,382
                                                                    -----------
Net Realized and Unrealized Gain on Investments                       2,244,185
                                                                    -----------
Net Increase in Net Assets
      Resulting from Operations                                     $ 1,874,883
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                        CLASS Y
                                                                 ----------------------------------------------------
                                                                                                       FOR THE PERIOD
                                                                  FOR THE YEAR       FOR THE YEAR    DECEMBER 10, 1996*
                                                                      ENDED              ENDED               TO
                                                                 MARCH 31, 1999     MARCH 31, 1998     MARCH 31, 1997
                                                                 --------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   13.74          $    8.26          $   10.00
                                                                    ---------          ---------          ---------
    Income From Investment Operations:
    Net investment income                                               (0.47)             (0.22)             (0.04)
    Net gains (losses) on securities
       (both realized and unrealized)                                    3.37               5.70              (1.70)
                                                                    ---------          ---------          ---------
         Total from investment operations                                2.90               5.48              (1.74)
                                                                    ---------          ---------          ---------

NET ASSET VALUE, END OF PERIOD                                      $   16.64          $   13.74          $    8.26
                                                                    =========          =========          =========

TOTAL RETURN                                                           21.11%             66.34%           (17.40)%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in 000s)                             $   2,781          $   2,312          $     937
    Ratio of expenses to average net assets:
         Before expense reimbursement                                   3.49%              4.59%              7.88%1
         After expense reimbursement                                    3.49%              2.75%              2.75%1
    Ratio of net investment income (loss) to average net assets:
         Before expense reimbursement                                 (4.74)%            (4.34)%            (7.29)%1
         After expense reimbursement                                  (4.74)%            (2.50)%            (2.16)%1
    Portfolio turnover rate                                            24.91%              7.44%              3.00%

1 Annualized
* The Bender Growth Fund commenced operations on December 10, 1996. Total return is for the period indicated and has not been annualized. The accompanying notes are an integral part of the financial statements.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                        CLASS C
                                                                 ----------------------------------------------------
                                                                                                       FOR THE PERIOD
                                                                  FOR THE YEAR       FOR THE YEAR    DECEMBER 10, 1996*
                                                                      ENDED              ENDED               TO
                                                                 MARCH 31, 1999     MARCH 31, 1998     MARCH 31, 1997
                                                                 --------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   13.61          $    8.24          $   10.00
                                                                    ---------          ---------          ---------

    Income From Investment Operations:
    Net investment income                                               (0.55)             (0.28)             (0.06)
    Net gains (losses) on securities
       (both realized and unrealized)                                    3.21               5.65              (1.70)
                                                                    ---------          ---------          ---------
         Total from investment operations                                2.66               5.37              (1.76)
                                                                    ---------          ---------          ---------

NET ASSET VALUE, END OF PERIOD                                      $   16.27          $   13.61          $    8.24
                                                                    =========          =========          =========

TOTAL RETURN                                                           19.54%             65.17%           (17.60)%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in 000s)                             $   8,743          $   6,728          $   2,640
    Ratio of expenses to average net assets:
         Before expense reimbursement                                   4.23%              5.34%              8.70%1
         After expense reimbursement                                    4.23%              3.50%              3.50%1
    Ratio of net investment income (loss) to average net assets:
         Before expense reimbursement                                 (5.49)%            (5.09)%            (8.08)%1
         After expense reimbursement                                  (5.49)%            (3.25)%            (2.88)%1
    Portfolio turnover rate                                            24.91%              7.44%              3.00%

1 Annualized
* The Bender Growth Fund commenced operations on December 10, 1996. Total return is for the period indicated and has not been annualized. The accompanying notes are an integral part of the financial statements.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                    CLASS A
                                                                 --------------
                                                                 FOR THE PERIOD
                                                               OCTOBER 1, 1998**
                                                                        TO
                                                                 MARCH 31, 1999
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   10.00
                                                                    ---------

    Income From Investment Operations:
    Net investment income                                               (0.20)
    Net gains (losses) on securities
       (both realized and unrealized)                                    5.64
                                                                    ---------
         Total from investment operations                                5.44
                                                                    ---------

NET ASSET VALUE, END OF PERIOD                                      $   15.44
                                                                    =========

TOTAL RETURN                                                           54.40%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in 000s)                             $      33
    Ratio of expenses to average net assets:
         Before expense reimbursement                                   1.82%1
         After expense reimbursement                                    1.82%1
    Ratio of net investment income (loss) to average net assets:
         Before expense reimbursement                                 (3.85)%1
         After expense reimbursement                                  (3.85)%1
    Portfolio turnover rate                                            24.91%

1  Annualized
** The Bender Growth Fund Class A commenced operations on October 1, 1998.
   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
Bender Growth Fund - March 31, 1999


1.   ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with one fund: the Bender Growth Fund (the "Fund"). The Company is registered to offer three classes of shares, Class A, Class Y and Class C. The Fund's investment objective is long-term capital appreciation.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

Security Valuation - Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service at the last reported sale price for such security as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation and securities traded on the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Security Transaction and Investment Income - Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities will be those of the specific securities sold. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

Federal Income Taxes - The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Expenses - Expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class.

Distributions to Shareholders - Distributions from net investment income are declared and paid at least annually. Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Net Asset Value Per Share - The net asset value per share of the Fund is calculate each business day by dividing

NOTES TO FINANCIAL STATEMENTS
Bender Growth Fund - March 31, 1999


the total value of the Fund's assets, less liabilities, by the number of shares outstanding. A sales charge may apply when purchasing Class A shares. Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent. The redemption price disclosed in the financial statements for Class C shares, does not reflect the contingent deferred sales charge.

Organizational Costs - Organizational costs have been deferred in the account of the Fund and are being amortized on a straight-line basis over a period of sixty months commencing with operations. On July 15, 1998, an agreement was reached with SEI Fund Resources to terminate the Fund's administration contract. SEI had provided all organization services. The remaining balance due SEI for these organization costs and the remaining balance of organization cost assets were offset and eliminated.

Use of Estimates in the Preparation of Financial Statements - The financial statements have been prepared in conformity with generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   SERVICE AGREEMENTS

Pursuant to an investment advisory agreement, investment advisory services are provided to the Company by SBG Capital Management (the "Advisor"). Under the terms of a new investment advisory agreement effective September 30, 1998 the Advisor receives a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund. Prior to September 30, 1998 the Advisor received a monthly fee at an annual rate of 1.25% The Advisor also agreed to reimburse the Fund for other expenses as necessary in order to limit the operating expenses to 2.75% and 3.50% of average daily net assets of the Class Y and Class C shares, respectively for periods after September 30, 1998. For the year ended March 31, 1999, the Advisor received advisory fees of $81,359.

Sub-Advisory services are provided to the Advisor for the Fund by Robert Bender & Associates, Inc. (the "Sub-Advisor") pursuant to a sub-advisory agreement. Under the terms of a new sub-advisory agreement effective September 30, 1998, the Sub-Advisor receives a monthly fee at an annual rate of 0.40% of the average daily net assets of the fund and is paid by the Advisor. The Advisor is responsible for the supervision and payment of fees to the Sub-Advisor in connection with its services.

Under the terms of an Operational Services Agreement effective September 30, 1998, the Advisor will provide day-to-day operational services to the Fund. The services agreement provides that the Advisor pays all fees and expenses associated with the Fund. Under the terms of the agreement, the Fund will pay to the Advisor the following fees: a monthly fee at an annual rate of 1.05% of the average daily net assets of Class A, a monthly fee at an annual rate of 2.00% of the average daily net assets of Class Y up to $2,500,000 and 1.05% in excess of $2,500,000, and 2.00% of the average daily net assets of Class C up to $7,500,000 and 1.10% in excess of $7,500,000. For the year ended March 31, 1999, the Advisor received service fees of $97,776.

Effective August 1, 1998, Declaration Distributors, Inc. serves as Distributor to the Fund pursuant to a Distribution Agreement. Under terms of the Plan, the Distributor is paid an annual distribution fee of $20,000. Prior to August 1, 1998, Ascher/Decision Services, Inc. (formerly an affiliate of the Advisor) served as Distributor to the Fund.

NOTES TO FINANCIAL STATEMENTS
Bender Growth Fund - March 31, 1999


Declaration Service Company serves as Administrator to and provides accounting services to the Fund pursuant to an administration agreement. Under terms of such agreement, the Administrator is paid an annual fee equal to the greater of 0.20% of the first $25 million in average daily net assets, 0.15% for the next $25 million in average daily net assets, 0.10% for the next $50 million of average daily net assets, and 0.10% for such daily net assets in excess of $100 million or a minimum of $75,000.

The Fund and United Missouri Bank (the "Custodian") are parties to a custodial agreement under which the Custodian holds cash, securities and other assets of the fund as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Fund and Declaration Service Company (the "Transfer Agent) are parties to a servicing agreement, under which the Transfer Agent provides transfer agency and dividend disbursing services for the Fund.

4.   INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period from April 1, 1998 to March 31, 1999, were $2,762,272 and $2,295,373, respectively.

As of March 31, 1999, net unrealized appreciation on investment securities for book and federal income tax purposes aggregated $3,940,215 of which $5,000,157 related to appreciated securities and $1,059,942 related to depreciated securities. There was no difference between book and tax realized gains on securities for the period from April 1, 1998 to March 31, 1999.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


To The Shareholders and
Board of Directors
Bender Growth Fund

We have audited the accompanying statement of assets and liabilities of the Bender Growth Fund, including the schedule of portfolio investments, as of March 31, 1999,and the related state- ment of operations for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the two years then ended and the period from December 10, 1996 (commencement of operations) to March 31, 1997 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 1999 by correspon- dence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bender Growth Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the two years then ended and for the period from December 10, 1996 (commencement of operations) to March 31, 1997 in the period then ended, in conformity with generally accepted accounting principles.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
March 30, 1999

FUND MANAGER

SBG Capital Management Inc.
107 South Fair Oaks Avenue, Suite 315
Pasadena, CA 91105

INVESTMENT ADVISER

Robert Bender & Associates
525 Starlight Crest Drive
La Canada, CA  91011

TRANSFER AGENT

Declaration Service Company
555 North Lane, Suite 6160
Conshohocken, PA  19428

CUSTODIAN

UMB Bank
928 Grand Boulevard
Kansas City, MO  84141

PRINCIPAL UNDERWRITER

Declaration Distributors, Inc.
555 North Lane, Suite 6160
Conshohocken, PA  19428


INDEPENDENT ACCOUNTANTS

McCurdy & Company
Westlake, Ohio

For more complete information about any other fund in the Santa Barbara Group of Mutual Funds, including charges and expenses, please call (626) 844-1441 or
(800) 723-8637 or write to Declaration Distributors, Inc. and request a free prospectus. Read the prospectus carefully before you invest or send money.